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                                                                   Exhibit 10.66

                                 AMENDMENT NO. 8
                                     TO THE
                     POSTSCRIPT SOFTWARE DEVELOPMENT LICENSE
                            AND SUBLICENSE AGREEMENT
                                     BETWEEN
                           ADOBE SYSTEMS INCORPORATED
                                       AND
                          PEERLESS SYSTEMS CORPORATION
                       Effective Date: September 30, 2003

This Amendment No. 8 (the "Amendment") to the PostScript Software Development License and Sublicense Agreement dated July 23, 1999, as previously amended (the "Agreement"), between Adobe Systems Incorporated ("Adobe") and Peerless Systems Corporation ("Peerless"), is made by and between Adobe and Peerless.

WHEREAS, the purpose of this Amendment to the Agreement is to allow Peerless to sublicense to an OEM Customer located in or doing business in the People's Republic of China (collectively referred to herein and in EXHIBIT Q as a "PRC-based OEM Customer") the right to reproduce the Adobe Information at a Reproduction Site located in the People's Republic of China ("PRC").

NOW, THEREFORE, Peerless and Adobe agree to amend the Agreement as follows:

Unless otherwise defined herein, all terms used in this Amendment shall retain the same meanings as defined in the Agreement and such definitions are incorporated herein by reference.

1. A new Paragraph 2.2.11 ("Sublicensing of Reproduction Rights to a PRC-based OEM Customer") is hereby added to the Agreement to read as follows:

          "2.2.11 SUBLICENSING OF REPRODUCTION RIGHTS TO A PRC-BASED OEM CUSTOMER. Peerless may sublicense to a PRC-based OEM Customer the right to reproduce the Adobe Information at a Reproduction Site located in the PRC in accordance with the requirements set forth in EXHIBIT Q ("Additional Terms and Conditions for Reproduction of Adobe Information By PRC-based OEM Customer") of the Agreement. Notwithstanding the above, Peerless is prohibited from sublicensing to a PRC-based OEM Customer, any right of access to or use of the Adobe Certification Test Suite, Adobe Development Tools, Adobe Header Files, Demonstration Programs or any other Adobe Information in source code form or a Peerless SDK. A failure by Peerless to sublicense reproduction rights to a PRC-based OEM Customer in accordance with the requirements in this Paragraph and in EXHIBIT Q shall constitute a material breach by Peerless and Peerless shall be liable to Adobe for any damages or losses arising out of such non-compliance."

2. EXHIBIT Q ("Additional Terms And Conditions For Reproduction of Adobe Information By PRC-based OEM Customer") is attached hereto and made a part hereof.

3. All other terms and conditions set forth in the Agreement shall remain in full force and effect. The term "Agreement" as used in the Agreement and all other instruments and agreements executed thereunder shall for all purposes refer to the Agreement as amended by this Amendment No. 8.


Amend. 8 to PS Agmt.- Adobe/Peerless   1
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         IN WITNESS WHEREOF, each of Adobe and Peerless has executed this
Amendment No. 8 to the PostScript Software Development License and Sublicense Agreement by its duly authorized officer.

Adobe:                                              Peerless:

ADOBE SYSTEMS CORPORATION                           PEERLESS SYSTEMS CORPORATION

By:  /s/ JIM STEPHENS                               By:  /s/ WILLIAM NEIL
Print                                               Print
Name:  Jim Stephens                                 Name:   William Neil

Title:  SVP Worlwide Sales and Field Operations     Title:  VP, Finance & CFO

Date:   10/1/03                                     Date:  September 5, 2003


Amend. 8 to PS Agmt.- Adobe/Peerless   2
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                                    EXHIBIT Q

      ADDITIONAL TERMS AND CONDITIONS FOR REPRODUCTION OF ADOBE INFORMATION
                            BY PRC-BASED OEM CUSTOMER

1. This Amendment applies to Peerless Systems Corporation ("Peerless") and any of its PRC-based OEM Customers who have been or will be granted distribution rights in accordance with Paragraph 2.2.10 ("Sublicensing of Reproduction and Distribution Rights Only") of the Agreement and Peerless wishes to grant to such PRC-based OEM Customer reproduction rights to the Adobe Information at a Reproduction Site located in the PRC. Peerless shall enter into a Peerless OEM Agreement with such PRC-based OEM Customer containing the terms required under Paragraphs 2.2.10 and 2.2.11 ("Sublicensing of Reproduction Rights to a PRC-based OEM Customer") and this EXHIBIT Q.

2. Adobe Information as defined in the Agreement falls within the definition of "technology transfer" under the Regulations for Administration of Import and Export of Technology and related technology regulations of the PRC (the "Technology Regulations"). Peerless shall provide a PRC-based OEM Customer with the Adobe Information pursuant to a Licensed System Appendix and applicable Peerless OEM Agreement (hereinafter "Technology Contract"). Peerless and Peerless' PRC-based OEM Customer shall register the Technology Contract with the relevant PRC authorities in accordance with the Technology Regulations if the technology to be reproduced by Peerless' PRC-based OEM Customer is classified as "freely-tradable". Peerless and Peerless' PRC-based OEM Customer shall obtain approval of the Technology Contract from the relevant PRC authorities in accordance with the Technology Regulations if the Adobe Information is classified as "restricted" under the "Catalog of Technologies Prohibited or Restricted from Import".

3. Peerless shall determine if the Adobe Information to be reproduced by Peerless' PRC-based OEM Customer is "prohibited" or "restricted" under the "Catalog of Technologies Prohibited or Restricted from Export". Prior to providing any Adobe Information to Peerless' PRC-based OEM Customer, Peerless' PRC-based OEM Customer shall confirm to Peerless in writing that the technology to be reproduced can be exported, and shall comply with the Technology Regulations regarding any such export. Peerless may not provide the Adobe Information to Peerless' PRC-based OEM Customer for use in the PRC if the Adobe Information cannot be exported outside the PRC.

4. Peerless has the right to inspect Peerless' PRC-based OEM Customer's Reproduction Site in the PRC at any time upon reasonable notice.


Amend. 8 to PS Agmt.- Adobe/Peerless   3